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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITOR'S CONSENT



To the Board of Directors and Stockholders of MLC Holdings, Inc.
Reston, Virginia


         We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-44335 of MLC Holdings, Inc. on Form S-1 of our report dated June 22, 1998, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.





/s/ Deloitte & Touche LLP
McLean, Virginia
August 31, 1998